                                                                   EXHIBIT 10.57

                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                     1211 Avenue of the Americas, 22nd Floor
                            New York, New York 10036

                                   Dated as of
                               September 14, 2001

                      Re: Waiver and Amendment Number Four
                    to Financing Agreement and Loan Documents

TWIN LABORATORIES INC.
150 Motor Parkway
Hauppauge, New York 11788

Gentlemen:

Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender and agent thereunder ("Agent"), the other lenders party thereto ("Lenders"), and Twin Laboratories Inc. and certain of its subsidiaries, as borrowers thereunder (collectively, the "Companies"), dated as of March 29, 2001, as the same has been amended (the "Financing Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

Agent, Lenders and the Companies wish to waive and amend certain provisions of the Loan Documents.

Therefore, pursuant to mutual agreement, it is hereby agreed as follows:

I. Waiver of Section 6.11(a). Lenders hereby waive the applicability of Section 6.11(a) as to, but only as to, the periods ended May 31, 2001, and June 30, 2001.

II. Increase in Availability Reserve. In addition to all other reserves established under the Availability Reserve, an additional Availability Reserve of $3,000,000 is hereby established.

III. Amendment of Section 6.11(a). Section 6.11(a) of the Financing Agreement is hereby amended to read as follows:

      (a) maintain at the end of each month, on a cumulative basis for each month during Fiscal Year 2001 and on a rolling, trailing 12-month basis thereafter, EBITDA of not less than the amounts set forth below for the applicable period:

             Period                                                  Amount
             ------                                                  ------
--------------------------------------------------------------------------------
Cumulative for Fiscal Year 2001, calculated as of                <$12,506,000>
month-end, July, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative for Fiscal Year 2001, calculated as of                <$11,500,000>
month-end, August, 2001
--------------------------------------------------------------------------------
Cumulative for Fiscal Year 2001, calculated as of                 <$8,200,000>
month-end, September, 2001
--------------------------------------------------------------------------------
Cumulative for Fiscal Year 2001, calculated as of                 <$8,200,000>
month-end, October, 2001
--------------------------------------------------------------------------------
Cumulative for Fiscal Year 2001, calculated as of                 <$8,200,000>
month-end, November, 2001
--------------------------------------------------------------------------------
Cumulative for Fiscal Year 2001, calculated as of                 <$5,300,000>
month-end, December, 2001
--------------------------------------------------------------------------------
Cumulative trailing 12 months thereafter, acalculated as          $15,000,000
of each month end
--------------------------------------------------------------------------------

IV. Confirmation of Guaranties. By execution below, the Companies and the other parties constituting Guarantors hereby each confirm that each of their respective guaranties executed and delivered in connection with the Financing Agreement remains in full force and effect notwithstanding the execution, delivery and performance by the Companies of this Letter Amendment and the Financing Agreement as amended hereby.

V. General Terms.

      1. To the extent any of the terms and provisions of the Financing Agreement and/or the Loan Documents conflict or are inconsistent with the terms hereof, the terms of this Waiver and Amendment shall govern.

      2. The effectiveness of this Waiver and Amendment is conditioned upon receipt by Agent of:

            (a) an executed counterpart of this Waiver and Amendment executed by each Company and Guarantor;

            (b) an executed amendment to the Blechmans Agreement Regarding Letters of Credit, in form and substance satisfactory to the Lenders; and

            (c) payment, for the account of Lenders, of a fully earned and non-refundable fee of $100,000 in consideration of this Waiver and Amendment.

      3. This Waiver and Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to Agent.

      4. Except as set forth herein no other change in the terms or provisions of the Financing Agreement or any other Loan Document is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this Waiver and Amendment.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS CREDIT, INC.

                                        By:________________________________

                                        Title:_______________________________


CONGRESS FINANCIAL CORPORATION

By: __________________________
Title:


GMACC COMMERCIAL CREDIT, LLC

By: __________________________
Title:

AGREED:

TWIN LABORATORIES INC.,
a Utah corporation

By: _______________________________
Title:


TWINLAB DIRECT, INC.,
a Florida corporation

By: _______________________________
Title:


TWINLAB MAILORDER, INC.,
a  California corporation

By: _______________________________
Title:


HEALTH FACTORS INTERNATIONAL, INC.,
a Delaware corporation

By: _______________________________
Title:


BRONSON LABORATORIES, INC.,
a Delaware corporation

By: _______________________________
Title:


TWINLAB CORPORATION,
a Delaware corporation

By: _______________________________
Title:

TWINLAB FSC INC.,
a Barbados corporation

By: _______________________________
Title: